Exhibit 99.1

I NVES TOR PR ESENTATI ON J une 2 0 2 5

Forward Looking Statements This presentation contains “forward - looking statements” for purposes of the safe harbor provisions under the U.S. Private securities litigation reform act of 1995, as amended. These forward - looking statements are generally identified by words such as “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “seem,” “seek,” “future,” “outlook,” “model,” “target,” “goal,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “will” or words of similar meaning that predict or indicate future events or trends or that are not statements of historical facts. These forward - looking statements may include, among other things, statements about future financial condition and results of operations, plans, objectives, strategies, beliefs, expectations and intentions with respect to, among other things, future opportunities for reservoir’s business, growth initiatives and market opportunities, competitive landscape, prospective performance, revenues, products, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash and capital expenditures. Such forward - looking statements are based upon the current beliefs and expectations of reservoir’s management and are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies. Actual results, performance or achievements may differ materially, and potentially adversely, from any forward - looking statements and the assumptions on which these forward - looking statements are based. There can be no assurance that the information contained in this presentation is reflective of future results, performance and/or achievements to any degree. These forward - looking statements are provided for illustrative purposes only, and you are cautioned not to place undue reliance on these forward - looking statements as a guarantee, assurance or prediction of future results, performance and/or achievements as these forward - looking statements are based on estimates and assumptions, whether or not identified in this presentation, that are inherently subject to various significant risks, uncertainties, contingencies and other factors, many of which are difficult to predict and generally beyond the control of Reservoir. There may be additional risks and other factors that reservoir does not currently know or that Reservoir currently believes are immaterial that could also cause actual results, performance or achievements of Reservoir to differ from those contained in these forward - looking statements. Consequently, there can be no assurance that the actual results, performance and achievements anticipated in this presentation will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, reservoir. Additional information concerning these and other factors that may impact the business, prospects, financial condition and/or results of operations discussed in this presentation can be found in Reservoir’s periodic reports or other filings with the SEC, which are available publicly on the sec’s website at www.sec.gov. All information set forth in this presentation speaks only as of the date hereof or the date of such information, as applicable, and reservoir expressly disclaims any intention or obligation to update any forward - looking statements as a result of developments occurring after the date of this presentation. These forward - looking statements should not be relied upon as representing Reservoir’s assessments as of any date subsequent to the date of this presentation and, accordingly, undue reliance should not be placed upon these forward - looking statements. Financial Information; Non - GAAP Financial Measures This presentation contains unaudited financial information of reservoir. The unaudited financial information has been prepared on the same basis as Reservoir’s audited financial statements and, in the opinion of reservoir’s management, reflects all adjustments necessary for the fair presentation of the unaudited financial information. However, the unaudited financial information contained in this presentation is preliminary and may be subject to change. Accordingly, such financial information may be adjusted or may be presented differently in periodic reports or other filings filed by Reservoir with the SEC, and such differences may be material. In addition, past performance is not a guarantee or indication of future financial condition and/or results of operations and should not be relied upon for such reason. This presentation also includes certain financial information, such as EBITDA or Adjusted EBITDA, that has not been prepared in accordance with united states generally accepted accounting principles (“GAAP”). Reservoir’s management uses these non - GAAP financial measures to evaluate Reservoir’s operations, measure its performance and make strategic decisions. Reservoir believes that the use of these non - GAAP financial measures provides useful information to investors and others in understanding Reservoir’s results of operations and trends in the same manner as reservoir’s management and in evaluating Reservoir’s financial measures as compared to the financial measures of other similar companies, many of which present similar non - GAAP financial measures. However, these non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by reservoir’s management about which items are excluded or included in determining these non - GAAP financial measures and, therefore, should not be considered as a substitute for net income, operating income or any other operating performance measures calculated in accordance with GAAP. Using such non - GAAP financial measures in isolation to analyze Reservoir’s business would have material limitations because the calculations are based on the subjective determination of reservoir’s management regarding the nature and classification of events and circumstances that you may find significant. In addition, although other companies in Reservoir’s industry may report measures titled EBITDA or Adjusted EBITDA or similar measures, such non - GAAP financial measures may be calculated differently from how reservoir calculates such non - GAAP financial measures, which reduces their overall usefulness as comparative measures . Because of these limitations, you should consider such non - GAAP financial measures alongside other financial performance measures and other financial results presented in accordance with GAAP . You should review Reservoir’s audited and unaudited consolidated financial statements contained in its periodic reports or other filings with the SEC . Disclaimer 2

Disclaimer 3 Industry and Market Data The information in this presentation also includes information provided by third parties. None of Reservoir, its affiliates or any third parties that provide information to Reservoir or its affiliates, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information or are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such information. While such information is believed to be reliable for the purposes of this Presentation, neither Reservoir nor any of its subsidiaries, stockholders, partners, members, affiliates, directors, officers, employees, advisers, representatives or agents makes any representation or warranty with respect to the accuracy of such information. No Offer or Solicitation This presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, purchase or subscribe for, nor a recommendation or advice regarding, any securities in any jurisdiction. This Presentation has not been approved or recommended by the U.S. Securities and Exchange Commission (the “SEC”) or any other federal or state securities commission or securities regulatory authority or other regulatory body or authority, nor has any of these bodies or authorities passed upon the merits of, or the accuracy and adequacy of, any of the information contained in this presentation. Any representation to the contrary is a criminal offense. Trademarks, Service Marks and Trade Names Reservoir and its affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to imply a relationship with Reservoir or any of its affiliates, or an endorsement or sponsorship by or of Reservoir or any of its affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Reservoir, its affiliates or any third parties whose trademarks, service marks or trade names, as the case may be, are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names. Additional information with respect to Reservoir may be found in its filings with the SEC available at the SEC’s website at www.sec.gov and on Reservoir’s website at www.reservoir - media.com.

First U.S. - Based Publicly Traded Independent Music Company KEY FACTS • NASDAQ: RSVR $7.63 (at 3/31/25) • Market Cap: $498M (at 3/31/25) • Fiscal Year End: Mar 31 st • Shares Outstanding: 65M • Offices in NYC (HQ), LA, Nashville, London, Toronto, Abu Dhabi & Mumbai 4 Leading, diversified music publishing and recorded music business • Vast collection of iconic hits across genre, geography, and time period • Focused on acquiring catalogs with hit songs and building portfolio diversification • Investing in frontline songwriters and artists with potential for success • Network of joint venture, administration and distribution partners worldwide Highly accomplished, respected and award - winning platform • Music Week Awards’ Independent Publisher of the Year 2020 & 2022 • Music Business Worldwide’s The A&R Awards’ Publisher of the Year 2017 & 2019 • 18 Songwriters Hall of Fame inductions First female founded and led publicly traded music company in the U.S., led by Golnar Khosrowshahi • Fast Company’s Most Creative People In Business 2023 • Music Week’s International Woman of the Year 2023 • Billboard’s Women In Music Executive of the Year 2022 • Supported by a highly experienced team of music professionals with decades of experience at major music companies such as Universal, Warner, and Sony REVENUE 1 1 Trailing twelve - month revenue ended 03 - 31 - 25 Music Publishing 68% Recorded Music 28% Other 4%

Compelling Investment Highlights

Leading Independent Music Company With Proven Platform

- $1B+ of invested capital since inception[1]
- $868M of that amount in acquisitions of catalogs and companies
- $195M of that amount in futures spend with enhanced risk/return profile vs. traditional catalog music

Competitive Advantages & Value Enhancement Capabilities

- Value enhancement efforts lead to industry outgrowth
- Experienced creative team with stellar reputation among artists and key players in the music industry

Growing Industry, Supported By Powerful Secular Tailwinds

- Supported by rise of digital, streaming, emerging markets, and expansion of emerging music monetization platforms
- Music industry projected to grow over 7% per year through 2030[2]

Proven M&A Platform

- Strong track record, trusted partner to artist community and caretaker of legacy assets
- Deal pipeline includes 100+ potential targets worth $1B+ as of 3-31-25

Evergreen Catalog & Contemporary Hits

- 150K+ copyrights and 36K+ masters
- 130+ active songwriters and frontline artists
- 85% of publishing & 97% of recording gross profit is Life of Copyright[3]

Strong Growth & Operating Leverage Model

- Expected to outgrow music industry fundamentals
- Significant operating leverage opportunity as company scales

[1] As of 3-31-25
[2] Wall Street Research
[3] Based on 80% of LTM as of 12/31/24 Net Publisher Share (NPS) and Net Label Share (NLS)

5

Music 101 MUSIC PUBLISHING ARTISTS SONGWRITERS FOREIGN SUB - PUBLISHERS RECORD LABELS PERFORMING RIGHTS ORGANIZATIONS DIGITAL SERVICES THIRD PARTIES PUBLISHER • CATALOG • FUTURES RECORDED MUSIC CONSUMERS PLATFORMS RECORD LABEL ARTISTS 6

7 History of Growth

Digital 56% Perform ance 20% Synch 17% Mechanic al 4% Other 3% Legacy: Active Songwriters: • Joni Mitchell • Offset (Migos) • The Isley Brothers • Ali Tamposi • John Denver • 2 Chainz • Billy Strayhorn • Oak Felder • Commodores • Jamie Hartman CATALOG EXAMPLES No Musical Composition Accounts for > 2% OF REVENUE 94% of Catalog has a Retention Date of > 10 YEARS with 85% for Life of Copyright 1 USA 58% Ex - USA 42% DIVERSIFIED BY…. 202 0s 6% 2010s 31% 200 0s 25% 199 0s 17% 198 0s 6% 197 0s 8% 3% 196 0s Pre - 196 0s 4% Pop 19% Country 16% Hip Hop 16% Film/TV 13% Rock 12% R&B 10% Electronic 5% Other 9% 1 Based on 80% of LTM Net Publisher Share (NPS) as of 12 - 31 - 24 2 Trailing twelve - month revenue ended 03 - 31 - 25 GEOGRAPHY 2 MIX 2 GENRE 1 RELEASE DATE 1 150K+ COPYRIGHTS (I.E. Ownership Of Musical Composition) Music Publishing Segment Overview Music Publishing represented Reservoir’s primary focus from its 2007 inception until its large - scale step towards building its Recorded Music business in 2019 with the acquisition of Chrysalis Records. 8

“Yeah!” Usher 0.7%, (2004) “Take Me Home, Country Roads” John Denver 0.8%, (1971) “Ring of Fire” Johnny Cash 0.9%, (1963) 9 10 1 2 3 5 6 7 4 8 “Shout” The Isley Brothers 1.0%, (1974) “Disco Inferno” The Trammps 0.7%, (1976) “Lady Marmalade” Labelle 1.2%, (1974) “Bring Me To Life” Evanescence 0.7%, (2003) “Gimme More” Britney Spears 1.2%, (2007) “It’s Your Thing” The Isley Brothers 1.3%, (1969) “Sing Sing Sing” Benny Goodman 0.6%, (1937) 1 LTM Net Publisher Shar e ( NPS) as of 12 - 31 - 24 1,056 Songs Account For 80% of LTM NPS with No Song Accounting For More Than 2% of LTM NPS Music Publishing Top 10 Songs by NPS 1 9

REVENUE MIX 2 Digital 69% Physical 14% Synch 7% Neighboring Rights 10% 1 Based on 80% of LTM Net Label Share (NLS) as of 12 - 31 - 24 2 Trailing twelve - month revenue ended 03 - 31 - 25 100% OWNERSHIP Across 90% of All Masters 1 No Master Recording Accounts for > 4% OF NET LABEL SHARE 1 36K+ SOUND RECORDING COPYRIGHTS (I.E. “Master” Recordings) Recorded Music Segment Overview Reservoir’s first foray into the recorded music business initially was in 2012 with the acquisition of Philly Groove. Reservoir expanded its recorded music segment through the acquisition of Blue Raincoat (incl. Chrysalis Records) in 2019 and Tommy Boy Music in 2021. Legacy: • De La Soul • Laura Marling • Sinéad O’Connor • Bodega • Naughty by Nature • The Wandering Hearts • Generation X (Billy Idol) • Liz Lawrence • The Delfonics • Marika Hackman EX - USA 45% USA 55% 10 GEOGRAPHY 2 CATALOG EXAMPLES Active Recording Artists:

385 Recordings Account For 80% of LTM NLS 2 with No Track Accounting For More Than 4% of LTM NLS Recorded Music Top 10 Tracks by NLS 1 1 LTM Net Label Shar e ( NLS) as of 12 - 31 - 24 2 Excluding Album/Compilation sale s 11 “Gangsta’s Paradise” Coolio 3.9%, (1995) 1 2 5 6 9 10 3 7 4 8 “For The Love of You” The Isley Brothers 1.0%, (1975) “The Whole of the Moon” The Waterboys 0.9%, (1998) “Jump Around” House of Pain 4.0%, (1992) “Missing” Everything But The Girl 1.5%, (1994) “What It’s Like” Everlast 2.4%, (1998) “Nothing Compares 2 U” Sinéad O’Connor 2.7%, (1990) “It’s Your Thing” The Isley Brothers 0.9%, (1969) “Hip Hop Hooray” Naughty by Nature 0.9%, (1983) “Shout” The Isley Brothers 1.1%, (1959)

Growth Drivers 12 STRONG SECULAR TAILWINDS VALUE ENHANCEMENT INITIATIVES PROVEN M&A PLATFORM & NEW SIGNINGS OPERATING LEVERAGE & CASH FLOW GENERATION

1 Wall Street Research (based on Net Revenue) Music Industry: Strong Growth Forecasted RECORDED LIVE PUBLISHING 13 INDUSTRY Recorded Music Live Music Publishing Paid Streaming Subs $65B $28B $28B $9B 663M 2023 43% 43% 14% $104B $50B $39B $15B 1.2B CAGR 7% 9% 5% 8% 9% 2030 48% 38% 14%

VALUE ENHANCEMENT Placement of musical compositions into television, film, advertisements, gaming platforms, and toys SYNCHRONIZATION Digital licensing partnerships with content platforms and in - home fitness brands DIGITAL LICENSING Representation on industry boards advocating for creators generates settlements from past infringement and enables collaboration on mechanisms for future licensing SETTLEMENTS Extract additional value from high - quality catalogs with proactive pitching SAMPLING, COVERS, INTERPOLATIONS, REMIXES Development of interactive university courses to enhance brand exposure EDUCATIONAL INITIATIVES 1 Or ganic Revenue over Fiscal 2018 - 202 5 2 Wall Street Research (weighted by Reservoir revenue mix) Organic growth outpaces industry growth RSVR 6 - Year Revenue CAGR 1 12% Industry 2 8% Value Enhancement Initiatives 14

“Non, je ne regrette rien” – Edith Piaf “Mama Said Knock You Out” – LL Cool J “Take me Home, Country Roads” – John Denver “Ring of Fire” – Johnny Cash “All Apologies” – Sinéad O’Connor Top Synch Highlights 1 Industry Advocate & Leader $18M GENERATED IN SETTLEMENT PAYMENTS Over the Past Five Years (FY21 - FY25) Value Enhancement Examples & Industry Advocacy Totaling $1.6M IN LICENSING 15 ELECTED BOARD SEATS 1 LTM as of 03 - 31 - 25

$868M CAPITAL DEPLOYED since inception 1 95% of GROSS PROFIT & COST SYNERGIES FLOW to EBITDA 2 12% UNLEVERED IRR since 2007 3 1 As of 3 - 31 - 25 2 For the p eriod FY18 - FY25 3 IRR repre sen ts a net return on invested cap ital since in cep tion (2 007) by the majority shar eholder marking the investment to market u pon clo se of SPAC mer ger (2021) 100+ M&A TARGETS IN CURRENT PIPELINE AS OF 3 - 31 - 25 Totaling $1B+ Proven M&A Platform 107 OFFERS MADE 43% 66 DEALS INTO EXCLUSIVITY 62% 61 DEALS CLOSED 92% 249 New Deals Considered In FY2024 16

Note: Reflects transactions of +$7M in value that are at least 12 months old as of 03 - 31 - 25 and did not contain predominantly young assets expected to decay at closing Proven M&A Platform 15.5x WEIGHTED AVERAGE ENTRY MULTIPLE 4.4x WEIGHTED AVERAGE REDUCTION IN MULTIPLE VALUE ENHANCEMENT LEADS TO BOUGHT - DOWN MULTIPLES Multiple (FY2025) NPS/NLS (FY2025) Multiple (At Close) NPS/NLS (At Close) Purchase Price Date 10.7 x $ 9.5 18.3 x $ 5.5 $ 101.3 2021 15.8 x $ 4.7 18.1 x $ 4.1 $ 74.9 2020 14.0 x $ 4.5 17.0 x $ 3.7 $ 63.2 2020 6.2 x $ 8.4 14.4 x $ 3.6 $ 51.7 2019 7.6 x $ 6.2 10.4 x $ 4.5 $ 47.2 2014 6.6 x $ 4.7 12.4 x $ 2.5 $ 30.8 2018 13.7 x $ 1.2 13.4 x $ 1.3 $ 16.9 2020 15.3 x $ 1.1 17.7 x $ 1.0 $ 16.9 2021 7.1 x $ 1.9 18.1 x $ 0.8 $ 13.7 2021 11.0 x $ 1.1 11.1 x $ 1.1 $ 11.9 2012 10.8 x $ 1.0 14.3 x $ 0.8 $ 11.0 2023 13.9 x $ 0.7 18.7 x $ 0.5 $ 10.0 2023 11.3 x $ 0.8 16.1 x $ 0.6 $ 9.5 2021 13.1 x $ 0.7 10.6 x $ 0.8 $ 9.0 2022 14.1 x $ 0.6 9.9 x $ 0.9 $ 9.0 2023 2.7 x $ 3.1 5.4 x $ 1.5 $ 8.4 2010 12.2 x $ 0.6 13.3 x $ 0.6 $ 7.8 2017 17

3 New Roster Signings

Advance funds to established songwriters who are then under exclusive contract to create music with the benefit of long-term ownership.

$195M+
CAPITAL DEPLOYED[1]

3 YEAR
TYPICAL TERM CONTRACT

ALL
SIGNIFICANT WRITER SIGNINGS HAVE POSITIVE IRR[2]

19.8%
WEIGHTED AVERAGE IRR[2]

NOTABLE SIGNINGS

- Joe Walsh
- Kings of Leon
- Killer Mike
- Offset
- Ali Tamposi
- Steph Jones
- Oak Felder
- Jamie Hartman

PARTNERED WITH SONGWRITERS BEHIND HITS BY TODAY'S BIGGEST ARTISTS INCLUDING

- Justin Bieber
- Ed Sheeran
- Ariana Grande
- Dua Lipa

[1] *As of 3-31-25*
[2] *Based on significant writer signings, which include investments of greater than $2.3M and as of 03-31-25*

18

FUTURES BASED INVESTMENTS LEAD TO HIGH IRR IRR Multiple (FY2025) NPS/NLS (FY2025) Recouped (FY2025) Advances Date 29.2% 10.0 x $ 0.7 65% $ 20.3 2017 12.5% 12.2 x $ 0.5 57% $ 14.2 2016 21.7% 10.1 x $ 0.3 78% $ 12.4 2019 29.9% 3.4 x $ 0.3 91% $ 9.3 2012 1.0% 0.0 x $ 0.1 100% $ 8.9 2018 53.5% 7.3 x $ 0.3 62% $ 6.6 2014 0.8% N/A N/A 100% $ 6.5 2011 12.4% 16.6 x $ 0.2 47% $ 4.8 2019 34.3% 0.0 x $ 0.3 100% $ 3.3 2018 3.2% 29.8 x $ 0.1 33% $ 3.0 2020 7.8% N/A N/A 100% $ 2.7 2020 5.5% 113.9 x $ 0.0 32% $ 2.5 2024 6.9% 15.8 x $ 0.1 49% $ 2.5 2021 22.3% 1.3 x $ 0.1 93% $ 2.4 2016 17.5% 8.8 x $ 0.0 84% $ 2.3 2015 As of 03 - 31 - 25, writer an d artist signin gs with more than $2.3M invested IRRs b ase d on actual performan ce to date a nd projected performance th rough end of deal as a pplicable New Roster Signings 9.2x EFFECTIVE CURRENT MULTIPLE 19.8% IRR ON SIGNIFICANT WRITER SIGNINGS 19

• Asset light model • Limited incremental expenses needed as new catalogs are added • Tommy Boy acquisition expanded platform in U.S. for Recorded Music Core Infrastructure Provides Substantial Operating Leverage as the Business Grows > 95 % of Acquired Gross Profit Should Fall to Adj . EBITDA 1 THREE CORE OPERATING EXPENSES GROW FAR LESS THAN NEW REVENUE CORPORATE Leadership, Finance, and M&A ADMINISTRATION Royalty Admin, Copyright, etc. VALUE ENHANCEMENT Synch, Marketing, A&R (relationship) Today Future OPERATING LEVERAGE REVENUE EXPENSES Operating Leverage & Cash Flow Generation 20 1 For the p eriod FY18 - FY25

Financials 21

Q4 Fiscal Year 2025 Results

6% total revenue growth year-over-year

- Music Publishing revenue rose 6% year-over-year
- Recorded Music revenue increased 7% year-over-year

Issued financial outlook for fiscal year 2026, including 5% growth for Revenue and 6% growth for Adjusted EBITDA

Adj. EBITDA year-over-year growth of 14% for the quarter

Strengthened reputation as a well-respected home for award-winning songwriters and artists with proven record of value creation:

- Announced publishing deal with 5x Grammy-nominated R&B songwriter and performer El DeBarge
- Acquired U.K. dance and electronic label New State
- Launched a new emerging markets subsidiary PopIndia based in Mumbai, India, and announced PopIndia's first publishing deal with Yohani
- Acquired catalog of Egyptian star Omar Kamal in conjunction with PopArabia

REVENUE ($M)


$13
$26
$13
$28
Q4'FY24
Q4'FY25
Publishing
Recorded Music & Other

ADJUSTED EBITDA ($M)


$16
$18
Q4'FY24
Q4'FY25

22

Strong Growth Track Record & Forecast – Issued Fiscal Year 2026 Outlook Growth (at mid - point) Current Fiscal 2026 Outlook ($ in millions) 5% $164 - $169 REVENUE 6% $68 - $72 ADJUSTED EBITDA $84 $96 $107 $38 $49 $52 FY2023 FY2024 FY2025 Publishing Recorded Music & Other $122 $145 $159 REVENUE • Strength & Diversity of Catalog • Value Enhancement Success CORE DRIVERS • Strong Execution in Futures Business • Opportunistic, Accretive M&A 23

24 Note: Excludes the effect of an y non - cash stock - based compensation expense related to the current stock incentive plan. $74 $89 $101 FY2023 FY2024 FY2025 GROSS PROFIT $46 $56 $66 FY2023 FY2024 FY2025 ADJUSTED EBITDA Improving Profitability $MM $MM

$54 $53 $68 FY2023 FY2024 FY2025 $MM ADJUSTED FREE CASH FLOW 1 1 Op erating cash flows, less advances 2 Total Debt is gro ss debt, less de fer red fin ancing costs 3 Net Debt is gross debt, less deferr ed fina ncin g costs, less cash (after de - SPAC) BALANCE SHEET METRICS as of 3 - 31 - 25 TOTAL DEBT 2 : CASH: NET DEBT 3 : AVAILABLE DEBT: $388M $21M $367M $58M Solid Balance Sheet & Strong FCF Generator 25

Appendix 26

Music Publishing 101 IP RIGHTS: • Songs owned by publisher or songwriter • Catalog = previously released songs • Futures = songwriters under active contract who are writing new songs PROTECTED ASPECT OF WORK: • Notes & lyrics RESPONSIBILITY OF PUBLISHER: Monetization & Exploitation • Catalog : identify high - quality legacy catalogs and acquire ownership interest in these catalogs • Futures : find songwriters to sign and develop, nurture their skills and pair them with likeminded collaborators ; may either have ownership interest in copyright or perform services under an administration agreement • Both : pitch songs for use in film, tv, advertising, videogames, and others ; license the right to use the song ; collect royalty fees for usage INCOME: • Royalty income paid on every version of the song typically split between publisher (NPS) and songwriter (writer’s share/royalties) KEY CASH FLOW METRICS Revenue / Gross Royalties ( - ) Writer Royalties = Net Publisher Share (NPS) ( - ) Operating Expenses (Artist & Repertoire, Licensing, G&A, Talent Expense) = EBITDA Amortization Advances Recoupments Capex 27

Recorded Music 101 IP RIGHTS: • Collection of master recordings owned by a record label or performing artist PROTECTED ASPECT OF WORK: • Sound recording of a composition RESPONSIBILITY OF RECORD LABEL: Monetization & exploitation • Identify songs and work with producers and artists to create, market and promote recordings • Manufacture and distribute physical product • Pitch songs for use in film, TV, advertising, videogames and others; license the right to use the recording; collect royalty fees for usage • Typically owns master recording outright INCOME: • Royalty income paid only on specific recording of a song • Typically split between label (NLS) and performing artist (artist royalties) KEY CASH FLOW METRICS Revenue / Sales / Royalties ( - ) Artist Royalties ( - ) Manufacturing & Distribution Costs = Net Label Share (NLS) ( - ) Operating Expenses (Artist & Repertoire, Licensing, G&A, Talent Expense) = EBITDA Amortization Advances Recoupments Capex 28

RSVR Financial Model 101 INFRASTRUCTURE PROVIDES SUBSTANTIAL OPERATING LEVERAGE, ALLOWING US TO ACQUIRE THE GROSS PROFIT CONTRIBUTION OF ADDITIONAL CATALOGS WITHOUT INCREMENTAL EXPENSE 29 LESS: OpEx (A&R, Licensing, G&A, Talent Expense) EBITDA RECORDED MUSIC MUSIC PUBLISHING Revenue / Sales / Royalties Revenue / Gross Royalties REVENUE LESS: Artist Royalties LESS: Manufacturing/Distribution Costs LESS: Writer Royalties COST OF REVENUE Net Label Share (NLS) Net Publisher Share (NPS) GROSS PROFIT OPERATING EXPENSES EBITDA

2025A 2024A 2023A 2022A 2021A FISCAL YEAR END: March 31($ in M) $108 $96 $84 $77 $66 Publishing Revenue $52 $49 $38 $31 $14 Recorded & Other Revenue $159 $145 $122 $108 $80 Total Revenue 10% 18% 13% 35% 29% Percentage Growth YoY $62 $54 $45 $42 $37 Net Publisher Share $39 $35 $29 $22 $10 Net Label Share & Other $101 $89 $74 $64 $47 Gross Profit 64% 62% 61% 59% 59% Gross Margin $66 $56 $46 $41 $32 Adj. EBITDA 41% 38% 38% 38% 40% Adj. EBITDA Margin Note: Excludes the effect of an y non - cash stock - based compensation expense related to the current option plan Income Statement Highlights 30

2025A 2024A 2023A 2022A 2021A FISCAL YEAR END: March 31 ($ in M) Cash Flow Highlights $66 $56 $46 $41 $32 Adj. EBITDA 22 14 13 13 13 Recoupments (20) (17) (5) (14) (9) Interest, W/C Changes & Other $68 $53 $54 $40 $35 Cash From Operating (Adj. FCF) (97) (50) (72) (197) (119) Acquisitions (22) (17) (23) (28) (17) Advances & Other Investing ($119) ($67) ($95) ($225) ($137) Cash From Investing Balance Sheet Highlights $21 $18 $15 $18 $9 Ending Cash $388 $331 $312 $276 $213 Ending Debt $367 $313 $297 $258 $204 Net Debt Note: Advances moved from Oper atin g to Inve sting cash flows for illustra tive purpo ses 31 Cash Flow & Balance Sheet Highlights

2025A 2024A 2023A 2022A 2021A FISCAL YEAR END: March 31 ($ in M) $7.7 $0.8 $2.8 $13.1 $ 9.3 Net Income Adjustments 26.3 25.0 22.1 19.0 14.1 Depreciation & Amortization 2.1 0.3 5.6 4.3 2.1 Income Tax Expense / (Benefit) 21.9 21.1 14.8 10.9 9.0 Interest Expense $58.1 $47.2 $45.2 $47.3 $ 34.5 EBITDA Operating Adjustments 0.0 0.0 0.9 0.0 0.0 Gain / Loss on Debt Extinguishment 0.0 0.0 0.0 0.0 (0.6) Benefit of Forgiven PPP Loan (0.6) 0.1 (0.3) (0.3) 0.9 Exchange (Gain) / Loss 4.2 1.1 (2.8) (8.6) (3.0) Change in Fair Value of IR Swaps 4.4 3.4 3.2 2.9 0.1 Non - cash Share - based Compensation 0.0 2.7 0.0 0.0 0.0 Recoupable legal fee writer - off (0.3) 1.1 0.0 0.0 0.0 Other income (expense), net $65.7 $55.6 $46.3 $41.3 $ 31.9 Adjusted EBITDA 32 Consolidated EBITDA Reconciliation

PR Contact Suzanne Arrabito Reservoir sa@reservoir - media.com | 212 - 675 - 0541 33 IR Contact Jackie Marcus Alpha IR Group RSVR@alpha - ir.com | 312 - 445 - 2870